UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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DUKE ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 4, 2017. DUKE ENERGY CORPORATION XXXX XXXX XXXX XXXX (located on the following page). DUKE ENERGY CORPORATION 550 SOUTH TRYON STREET CHARLOTTE, NC 28202 You are receiving this communication because you hold shares in Duke Energy Corporation. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E18829-P86005 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting of Shareholders For holders as of: March 6, 2017 Date: May 4, 2017 Time: 12:30 p. m. Eastern Time Location: Exclusively online via live webcast-please visit duke-energy.onlineshareholdermeeting.com. Duke Energy Corporation will be hosting the Annual Meeting of Shareholders ("Annual Meeting") exclusively online via live webcast this year. To participate in the Annual Meeting via the live webcast please visit duke-energy.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrow

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Voting Items

The Board of Directors recommends a vote "FOR" Director nominees.

1. Election of directors:

   Nominees:

01)	Michael J. Angelakis	08)	James B. Hyler, Jr.
02)	Michael G. Browning	09)	William E. Kennard
03)	Theodore F. Craver, Jr.	10)	E. Marie McKee
04)	Daniel R. DiMicco	11)	Charles W. Moorman IV
05)	John H. Forsgren	12)	Carlos A. Saladrigas
06)	Lynn J. Good	13)	Thomas E. Skains
07)	John T. Herron	14)	William E. Webster, Jr.

The Board of Directors recommends a vote "FOR" Proposals 2 and 3.

2. Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent registered public accounting firm for 2017

3. Advisory vote to approve Duke Energy Corporation's named executive officer compensation

The Board of Directors recommends you vote for "1 YEAR" on the following proposal.

4. Advisory vote on the frequency of the vote on executive compensation

The Board of Directors recommends a vote "FOR" Proposal 5.

5. Amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority voting requirements

The Board of Directors recommends a vote "AGAINST" Proposals 6, 7 and 8.

6. Shareholder proposal regarding providing an annual report on Duke Energy's lobbying expenses

7. Shareholder proposal regarding preparing an assessment of the impacts on Duke Energy's portfolio of climate change consistent with a two degree scenario

8. Shareholder proposal regarding providing a report on the public health risks of Duke Energy's coal use

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